Exhibit 10.32

FIRST AMENDMENT

TO THE AMENDED AND RESTATED COOPERATION AGREEMENT

This FIRST AMENDMENT (“Amendment”) is entered into as of this        day of January, 2010 (“Effective Date”), by and between GLOBAL GEOPHYSICAL SERVICES, INC., having a place of business in Houston Texas, U.S. (hereinafter referred to along with its Affiliates as “GGS”) and SERCEL, INC., having a place of business in Houston Texas, U.S. (hereinafter referred to along with its Affiliates as “Sercel”). GGS and Sercel are sometimes hereinafter referred to individually as a “Party” and collectively as the “Parties”.

WHEREAS, this Amendment represents the First Amendment to the Amended and Restated Cooperation Agreement entered between GGS and Sercel, effective as of May 1, 2007 (the “Agreement’), which amended that certain Corporation Agreement entered between the Parties, effective as of February 5, 2005 (the “ Original Agreement”); and

WHEREAS, the Parties have discovered an unintended inconsistency in the Agreement concerning the “Effective Date” and desire to fix and clarify that inconsistency by this Amendment.

NOW, THEREFORE, for value received, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties hereto hereby agree as follows:

1.               Section 1.5 of ARTICLE 1 - DEFINITIONS AND INTERPRETATION of the Agreement is hereby revised to correctly read that “The “Effective Date” shall mean May 1, 2007”. Consequently, the 4-year term mentioned in Article 11 - Term and Termination shall expire April 30, 2011.

All capitalized terms used herein without definition shall have the meaning assigned in the Agreement.

It is understood and agreed by the Parties that all terms and conditions of the Agreement, as amended, remain in full force and effect unless specifically modified, altered, or changed herein.

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed in duplicate originals by their duly authorized representatives on the dates indicated below.

Global Geophysical Services, Inc.		Sercel, Inc.

By:		By:

Name:	Richard A. Degner	Name:	Mark Farine

Title:	President & CEO	Title:	Vice President of Sales

Date:		Date:

1